                                                                       EXHIBIT 4
                          [FRONT OF STOCK CERTIFICATE]

                                     THERMO
                                OPTEK CORPORATION

TOC
COMMON STOCK PAR VALUE $.01         Incorporated under the laws of the State    COMMON STOCK
                                    of Delaware
                                                                                CUSIP 883582 10 8
                                                                                SEE REVERSE SIDE FOR
                                                                                CERTAIN DEFINITIONS


This certifies that




is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                            THERMO OPTEK CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:



                          [ Thermo Optek Corporation ]
                               [ Corporate Seal ]



Secretary                                  President and Chief Executive Officer

                           [BACK OF STOCK CERTIFICATE]

                            THERMO OPTEK CORPORATION

         This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitation or restrictions of such preferences and/or rights.
Any such requests may be addressed to the Secretary of the Corporation.

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common             UNIF GIFT MIN ACT - _________ Custodian ___________
                                                                  (Cust)             (Minor)
TEN ENT  - as tenants by the entities                                           under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of                                        Act _______________________
           survivorship and not as                                                           (State)
           tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

________________________________________________________________________________

____________________________________________________________ Shares of the Stock

represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated _________________________              ___________________________________
                                                         Signature



                                        ________________________________________
                                        THE SIGNATURES TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME
                                        AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR
                                        WITHOUT ALTERATION OR ENLARGEMENT
                                        OR ANY CHANGE WHATSOEVER.